           As filed with the Securities and Exchange Commission on June 21, 2000
                                                  Registration No. 333-________

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         FORM S-8 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                HANDSPRING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                     77-0490705
     (State or Other Jurisdiction                        (I.R.S. Employer
   of Incorporation or Organization)                    Identification No.)

                                HANDSPRING, INC.
                               189 BERNARDO AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
          (Address of Principal Executive Offices, including Zip Code)

                           1998 EQUITY INCENTIVE PLAN
                      1999 EXECUTIVE EQUITY INCENTIVE PLAN
                           2000 EQUITY INCENTIVE PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Titles of the Plans)

                               BERNARD J. WHITNEY
                             CHIEF FINANCIAL OFFICER
                                HANDSPRING, INC.
                               189 BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 230-5000
            (Name, Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                                AUSTIN CHOI, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                           PALO ALTO, CALIFORNIA 94306

                         CALCULATION OF REGISTRATION FEE



============================================================================================================================
                                               AMOUNT           PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES TO                         TO BE              OFFERING PRICE         AGGREGATE            AMOUNT OF
BE REGISTERED                                REGISTERED             PER SHARE         OFFERING PRICE       REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value              19,741,562(1)          $20.00(2)          $394,831,240(2)          $104,236

Common Stock, $0.001 par value              24,261,430(3)          $ 3.07(4)          $ 74,482,590.10          $ 19,663
----------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                                                                    $123,899
============================================================================================================================

(1) Represents the sum of 18,991,562 shares available for grant under the Registrant's 2000 Equity Incentive Plan and 750,000 shares available for grant under Registrant's 2000 Employee Stock Purchase Plan.

(2) Estimated as of June 20, 2000 pursuant to Rule 457(c) solely pursuant for the purpose of calculating the registration fee.

(3) Represents shares subject to options outstanding as of May 31, 2000 under the Registrant's 1998 Equity Incentive Plan and 1999 Executive Equity Incentive Plan.

(4) Weighted average per share exercise price for the outstanding options pursuant to Rule 457(h)(1).

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

        (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, which contains audited financial statements of the Registrant for the period from July 29, 1998 (date of inception) to June 30, 1999.

        (b) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A filed under
                Section 12(g) of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

        All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES - SECURITIES TO BE PURCHASED.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the Delaware General Corporation Law authorizes a court to award, or the board of directors of a corporation to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933.

        As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation provides that its directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. As permitted by the Delaware General Corporation Law, the Bylaws of the Registrant provide that the Registrant shall indemnify its directors to the full extent permitted by the laws of the State of Delaware.

        The Registrant has also entered into indemnification agreements with its directors and officers that obligate the Registrant to indemnify such directors and officers against losses incurred in connection with certain claims in their capacities as agents of the Registrant. The underwriting agreement for the Registrant's initial public offering provides that the underwriters will indemnify the officers, directors and controlling persons of the Registrant against certain liabilities.

        The Registrant maintains directors' and officers' liability insurance.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.


   Exhibit
    Number                                 Exhibit Title
   -------       --------------------------------------------------------------
     3.1         Registrant's Form of First Amended and Restated Certificate of
                 Incorporation (incorporated herein by reference to Exhibit 3.2 of Registrant's registration statement on Form S-1,
                 Registration No. 333-33666 (the "Form S-1")).

     3.2         Certificate of Amendment of First Amended and Restated
                 Certificate of Incorporation as filed May 30, 2000
                 (incorporated herein by reference to Exhibit 3.6 of the Form
                 S-1).

     3.3         Registrant's Form of Second Amended and Restated Certificate of
                 Incorporation to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.3 of the Form S-1).

     3.4 Registrant's Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of the Form S-1).

     4.1 Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

     4.2         Amended and Restated Investors' Rights Agreement dated July
                 7,1999 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

     5.1         Opinion of Fenwick & West LLP.

     10.1 Form of Indemnity Agreement entered into between the Registrant and all executive officers and directors (incorporated herein by reference to Exhibit 10.1 to the Form S-1).

     10.2 Registrant's 1998 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.2 of the Form S-1).

     10.3 Registrant's 1999 Executive Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Form S-1).

     10.4 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Form S-1).

     10.5 Registrant's 2000 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.5 of the Form S-1).

     10.6 Form of Outside Director Stock Option Agreement (incorporated by reference to Exhibit 10.15 of the Form S-1).

     23.1        Consent of Fenwick & West LLP (included in Exhibit 5.1).

     23.2        Consent of PricewaterhouseCoopers LLP.

     24.1        Power of Attorney (see page 5).


ITEM 9. UNDERTAKINGS.

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

        (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(a)(i) and (1)(b)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 20th day of June, 2000.


                                               HANDSPRING, INC.


                                               By: /s/ Bernard J. Whitney
                                                   ----------------------------
                                                   Bernard J. Whitney
                                                   Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Donna L. Dubinsky and Bernard J. Whitney, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on June 20, 2000 by the following persons in the capacities indicated:



      Signature                                                 Title
/s/ Donna L. Dubinsky                            President, Chief Executive Officer
--------------------------------                 and a Director
Donna L. Dubinsky


/s/ Bernard J. Whitney                           Chief Financial Officer
--------------------------------
Bernard J. Whitney


/s/ Jeffrey C. Hawkins                           Director
--------------------------------
Jeffrey C. Hawkins


/s/ L. John Doerr                                Director
--------------------------------
L. John Doerr


/s/ Bruce W. Dunlevie                            Director
--------------------------------
Bruce W. Dunlevie


/s/ Kim B. Clark                                 Director
--------------------------------
Kim B. Clark


/s/ Mitchell E. Kertzman                         Director
--------------------------------
Mitchell E. Kertzman

                                INDEX TO EXHIBITS



   Exhibit
    Number                                    Exhibit Title
   -------       --------------------------------------------------------------
     3.1         Registrant's Form of First Amended and Restated Certificate of
                 Incorporation (incorporated herein by reference to Exhibit 3.2 of Registrant's registration statement on Form S-1,
                 Registration No. 333-33666 (the "Form S-1")).

     3.2         Certificate of Amendment of First Amended and Restated
                 Certificate of Incorporation as filed May 30, 2000
                 (incorporated herein by reference to Exhibit 3.6 of the Form
                 S-1).

     3.3         Registrant's Form of Second Amended and Restated Certificate of
                 Incorporation to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.3 of the Form S-1).

     3.4 Registrant's Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of the Form S-1).

     4.1 Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

     4.2         Amended and Restated Investors' Rights Agreement dated July
                 7,1999 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

     5.1         Opinion of Fenwick & West LLP.

     10.1 Form of Indemnity Agreement entered into between the Registrant and all executive officers and directors (incorporated herein by reference to Exhibit 10.1 to the Form S-1).

     10.2 Registrant's 1998 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.2 of the Form S-1).

     10.3 Registrant's 1999 Executive Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Form S-1).

     10.4 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Form S-1).

     10.5 Registrant's 2000 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.5 of the Form S-1).

     10.6 Form of Outside Director Stock Option Agreement (incorporated by reference to Exhibit 10.15 of the Form S-1).

     23.1        Consent of Fenwick & West LLP (included in Exhibit 5.1).

     23.2        Consent of PricewaterhouseCoopers LLP.

     24.1        Power of Attorney (see page 5).